UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2022

GCP Applied Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37533	47-3936076
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2325 Lakeview Parkway Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617)-876-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 31, 2022, GCP Applied Technologies Inc. (“GCP” or the “Company”) filed a Definitive Proxy Statement on Schedule 14A (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Agreement and Plan of Merger, dated December 5, 2021 (as it may be amended from time to time, the “Merger Agreement”), by and among Cyclades Parent, Inc., a Delaware corporation (“Parent”), Cyclades Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), GCP, and solely for the purpose of Section 8.13 thereof, Compagnie de Saint-Gobain S.A., a société anonyme organized under the laws of France (“Saint-Gobain”). Parent and Merger Sub are each subsidiaries of Saint-Gobain. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into GCP and the separate corporate existence of Merger Sub will cease, with GCP continuing as the surviving corporation (the “Merger”) and a wholly-owned subsidiary of Parent. The special meeting of GCP stockholders (the “Special Meeting”) will be held virtually on March 8, 2022, at 10:00 a.m. Eastern Time, to act on the proposal to adopt the Merger Agreement, as disclosed in the Definitive Proxy Statement.

GCP is making the supplement to the Definitive Proxy Statement set forth below in connection with the solicitation for use at the special meeting of GCP stockholders to be held on March 8, 2022. The purpose of this supplement is to correct the amount of GCP common stock owned by the named executive officers as of January 14, 2022 in the Definitive Proxy Statement.

In addition, between January 18 and January 29, 2022, four lawsuits were filed against GCP and its directors: Le v. GCP Applied Technologies Inc., et al., 1:22-cv-00750 in the United States District Court for the Southern District of New York; Newman v. GCP Applied Technologies Inc. et al., 1:22-cv-00545 in the United States District Court for the Eastern District of New York; Stein v. GCP Applied Technologies Inc. et al., 1:22-cv-00436 in the United States District Court for the Southern District of New York; and Waterman v. GCP Applied Technologies Inc., et al., 1:22-cv-00583 in the United States District Court for the Southern District of New York.

The complaints each allege that the Preliminary Proxy Statement filed on January 18, 2022 omitted material information that rendered it false and misleading. As a result of the alleged omissions, the lawsuits seek to hold GCP and its directors liable for violating Section 14(a) of the Exchange Act and Rule 14a-9 promulgated thereunder, and additionally seek to hold GCP’s directors liable as control persons pursuant to Section 20(a) of the Exchange Act. Each complaint seeks, among other relief, an injunction preventing the closing of the merger, rescission of the merger agreement or any of its terms to the extent already implemented or awarding of rescissory damages, damages, and an award of attorneys’ and experts’ fees.

GCP believes that the lawsuits are without merit and that no supplemental disclosures are required under applicable law. However, in order to avoid nuisance, potential expense and delay from the lawsuits and to provide additional information to the stockholders of GCP and without admitting any liability or wrongdoing, GCP has determined to voluntarily supplement the Definitive Proxy Statement with the disclosures set forth herein in the section entitled Updated Disclosures Relating to Litigation Related to Transactions. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. GCP specifically takes the position that no further disclosure of any kind is required to supplement the Definitive Proxy Statement under applicable law.

* * *

Supplement to Proxy Statement

The following supplemental disclosures should be reviewed in conjunction with the disclosures in the Definitive Proxy Statement, which should be carefully read in its entirety. To the extent information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information contained herein supersedes the information contained in the Definitive Proxy Statement. Any defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. Paragraph and page references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the supplemental disclosures.

Updated Disclosures Relating to the Amount of GCP Common Stock Owned by the Named Executive Officers

Each instance of the number 419,806 shares of GCP common stock on pages 3, 25 and 114 of the Definitive Proxy Statement is replaced with the number 299,811.

Each instance of the percentage 0.6% on pages 3 and 25 of the Definitive Proxy Statement is replaced with the number 0.4%.

In the table on page 114 of the Definitive Proxy Statement concerning “Security Ownership of Certain Beneficial Owners and Management,” (1) the numbers in the “Amount and Nature of Beneficial Ownership” column for Simon Bates, Craig Merrill, David Campos, Sherry Mennenga and Michael W. Valente are updated to be 88,181, 33,325, 4,170, 1,458 and 6,089, and (2) in the line item for Craig Merrill, a footnote is added as follows: “Includes 22,427 shares of GCP common stock issuable upon exercise of options within 60 days”. No other information presented in this section, including the number of shares beneficially owned by each holder and the outstanding shares of GCP, is being corrected or updated hereby.

Updated Disclosures Relating to Litigation Related to Transactions

The disclosure on page 53 of the Proxy Statement is hereby supplemented by replacing the last paragraph in its entirety as follows:

Unless the context indicates otherwise, the analyses performed below were calculated using (i) the closing prices of (a) GCP common stock as of November 30, 2021, the day prior to press reports of the potential acquisition of GCP (the “GCP Unaffected Stock Price”) and (b) the common equity of the selected U.S. public companies in the specialty and envelope building products (“S&E Building Products”) and construction chemicals (“Construction Chemicals”) sectors as of December 3, 2021 and (ii) historical balance sheet data for the selected companies and GCP based on publicly available information for each company as of December 3, 2021. Per share amounts for GCP were based on diluted shares outstanding of approximately 74.4 million (based on a GCP common stock price of $32.00, the Merger Consideration) calculated using the treasury stock method and GCP’s securities outstanding as of December 2, 2021, as set forth in a draft of the Merger Agreement. Implied equity value per share reference ranges for GCP described below were rounded to the nearest $0.25.

The disclosure on page 56 of the Proxy Statement is hereby supplemented by revising the second paragraph of the subsection summarizing the discounted cash flow analysis of GCP in its entirety as follows:

RBCCM performed the discounted cash flow analysis using (i) discount rates ranging from 10.5%—12.5%, which range reflected RBCCM’s estimate of GCP’s ~~based on an estimated~~ weighted average cost of capital ~~of GCP~~, using the capital asset pricing model and (i) a terminal value at the end of the forecast period, using terminal multiples ranging from 11.0x—13.0x estimated calendar year 2025 Adjusted EBITDA (based on the Management Projections), in order to derive an implied Enterprise Value reference range. ~~, which estimated Adjusted EBITDA was the terminal year Adjusted EBITDA for GCP (based on the Management Projections), in order to derive an implied Enterprise Value reference range.~~ The range of terminal multiples was selected based on RBCCM’s professional judgment. RBCCM then derived an implied equity value per share reference range using estimated net debt and non-controlling interests as of December 31, 2021 and diluted share information described above. The discounted cash flow analysis indicated the following implied equity value per share reference range for GCP common stock as compared to the GCP Unaffected Stock Price and the Merger Consideration:

* * *

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving GCP, Parent, Merger Sub and Guarantor. A special meeting of the stockholders of GCP will be held on March 8, 2022 to seek stockholder approval in connection with the proposed Merger. GCP has filed with the SEC a preliminary proxy statement, a definitive proxy statement and other relevant documents in connection with the proposed Merger. The definitive proxy statement has been sent or given to the stockholders of GCP and contains important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF GCP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GCP, PARENT, MERGER SUB, GUARANTOR AND THE MERGER. Investors may obtain a free copy of these materials (when they are available) and other documents filed by GCP with the SEC at the SEC’s website at www.sec.gov, at GCP’s website at www.gcpat.com or by sending a written request to GCP Applied Technologies Inc., Attn: GCP Shareholder Services, 2325 Lakeview Parkway, Alpharetta Georgia, 30009.

Participants in the Solicitation

GCP and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of GCP’s stockholders in connection with the Merger will be set forth in GCP’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the Merger. You can find information about GCP’s executive officers and directors in the definitive proxy statement on Schedule 14A filed by GCP in connection with its 2021 Annual Meeting of Stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 26, 2021 and its 2022 Special Meeting of the Stockholders (the “Special Meeting Proxy Statement”), which was filed with the SEC on January 31, 2022. To the extent that holdings of GCP’s securities have changed since the amounts set forth in the Annual Meeting Proxy Statement or the Special Meeting Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward Looking Statements

This announcement contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when GCP or its management is discussing its beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,”

“continues,” or similar expressions. These statements are not historical facts or guarantees of future performance but instead represent only the beliefs of GCP and its management at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside GCP’s control. Actual results and outcomes may differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; (2) the risk that the Merger Agreement may be terminated in circumstances requiring GCP to pay a termination fee of $71 million; (3) the risk that the Merger disrupts GCP’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Merger on the ability of GCP to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Merger on GCP’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Merger; (7) the risk that GCP’s stock price may decline significantly if the Merger is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against GCP and others; (9) other factors that could affect GCP’s business such as, without limitation, cyclical and seasonal nature of the industries that GCP serves; foreign operations, especially in emerging regions; changes in currency exchange rates; business disruptions due to public health or safety emergencies, such as the novel strain of coronavirus (“COVID-19”) pandemic; the cost and availability of raw materials and energy; the effectiveness of GCP’s research and development, new product introductions and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting GCP’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting GCP’s funded and unfunded pension obligations; warranty and product liability claims; legal proceedings; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel; the handling of hazardous materials and the costs of compliance with environmental regulations; extreme weather events and natural disasters; and (10) other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all.

If the proposed transaction is consummated, GCP’s stockholders will cease to have any equity interest in GCP and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in GCP’s Annual Report on Form 10-K for the year ended December 31, 2020 as well as GCP’s subsequent filings and quarterly reports and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on GCP’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, GCP undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.

Date: March 3, 2022	By:	/s/ Michael W. Valente
Michael W. Valente
Vice President, General Counsel and Secretary